Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Managed Futures Premier BHM L.P. (the “Partnership”) on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Ross, Chief Financial Officer of Ceres Managed Futures LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Partnership.

/s/ Steven Ross
Steven Ross Ceres Managed Futures LLC Chief Financial Officer

Date: August 13, 2014